UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 18, 2024

TEVA PHARMACEUTICAL INDUSTRIES LIMITED
(Exact name of registrants as specified in its charter)

Israel	001-16174	Not Applicable
(State or Other Jurisdiction of Incorporation))	(Commission File Number)	(IRS Employer Identification Number)

124 Dvora Hanevi’a Street
Tel Aviv 6944020, Israel
(Address of Principal Executive Offices, including Zip Code)
+972-3-914-8213
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Copies of communications to:
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share	TEVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has
elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure
As previously disclosed in Teva Pharmaceutical Industries Limited’s (“Teva”) Quarterly Report on Form
10-Q
for the quarter ended September 30, 2023 and Annual Report on Form
10-K
for the year ended December 31, 2023, in conjunction with a recent shift in executive management responsibilities and in alignment with Teva’s Pivot to Growth strategy, Teva decided that Canada will no longer be included as part of Teva’s North America segment as of January 1, 2024. From that date, Teva’s North America segment will be
comprised solely of the United States and will be referred to as the “United States Segment,” while Canada will be reported as part of Teva’s International Markets segment. Teva will align its internal financial and segment reporting and its reporting units in accordance with this change in Teva’s reporting segments effective for the quarter ended March 31, 2024.
As a convenience to investors who may want to consider the effects of the above change in Teva’s reporting segments in advance of first quarter earnings, Teva is making available the recasting of summary historical results for the years ended December 31, 2023 and 2022 and for each quarter of 2023 on a segment basis and for Canada only, which is provided as Exhibit 99.1 hereto. Beginning with the quarter ended March 31, 2024, Teva’s financial statements will reflect the new reporting structure with prior periods adjusted accordingly.
The information in this Item 7.01 and Exhibit 99.1 hereto is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits
(a) Exhibits

Exhibit No.	Description of Document

99.1	Selected financial data by segment (unaudited).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

Date: April 1 8 , 2024	By:	/s/ Eli Kalif
	Name:	Eli Kalif
	Title:	Executive Vice President, Chief Financial Officer